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                                                                    EXHIBIT 10.3


                              SKECHERS U.S.A., INC.

                        1998 STOCK OPTION, DEFERRED STOCK
                            AND RESTRICTED STOCK PLAN

                                DEFERRED STOCK OR
                        RESTRICTED STOCK AWARD AGREEMENT

Participant Name:___________________


         This AGREEMENT dated as of the _____ day of _______________, ____, between SKECHERS U.S.A., INC., a California corporation (the "Company") and ________________ (the "Participant").

                                    RECITALS

         WHEREAS, the Company has established the 1998 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") effective as of January 15, 1998, and

         WHEREAS, pursuant to Section 2 of the Plan, the Administrator has granted to the Participant by action duly taken on __________, ______,(the "Award Date") a deferred stock award (the "Deferred Stock Award") and/or a restricted stock award (the "Restricted Stock Award") based upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of services rendered and to be rendered by the Participant and the mutual promises made herein, the mutual benefits to be derived therefrom and other good and valuable consideration, the parties agree as follows:

                                    AGREEMENT

         1. Grant. Subject to the terms of this Agreement, the Company grants to the Participant the following:

                  (a)      Deferred Stock Award:
                           ________________ shares of Common Stock of the
                                            Company  (the "Deferred Stock")

                           Price (optional): $_____________ per share

                           Restricted Period: ____________________ to
                           __________________

                           Performance Objectives (optional):



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                           Other Restrictions:


                  (b)      Restricted Stock Award:
                           ________________ shares of Common Stock of the
                                            Company (the "Restricted Stock")

                           Price (optional): $_____________ per share

                           Restricted Period: ____________________ to
                           ____________________

                           Performance Objectives (optional):


                           Other Restrictions:



         2.       Deferred Stock.

                  (a) Restriction. Subject to the provisions of the Plan and this Agreement, during the Restricted Period, Participant is not permitted to sell, transfer, pledge or assign shares of Deferred Stock awarded hereunder.

                  (b) Voting Rights, Dividends and Certificates. Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by the Deferred Stock Award shall be paid to Participant. Certificates for shares of unrestricted Stock shall be delivered to Participant promptly after, and only after, the Restricted Period expires without forfeiture in respect of such shares of Deferred Stock, except as the Participant otherwise determines.

                  (c) Termination. Subject to the provisions of Section 7 of the Plan and this Agreement, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by Participant, and Participant shall only receive the amount, if any, paid by Participant for such Deferred Stock, plus simple interest at 8% per year.

                  (d) Expiration. At the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock Award.

         3.       Restricted Stock.


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                  (a) Restriction. Subject to the provisions of the Plan,
Participant is not permitted to sell, transfer, pledge or assign the shares of Restricted Stock during the Restricted Period.

                  (b) Certificates and Legend. Participant shall be issued a stock certificate in respect of such shares of Restricted Stock; and such certificate shall be registered in the name of Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Skechers U.S.A., Inc., 1998 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and Skechers U.S.A., Inc. Copies of such Plan and Agreement are on file in the offices of Skechers U.S.A., Inc."

                  The stock certificates evidencing such shares shall be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award, a form of which is attached here to as Exhibit A.

                  (c) Voting Rights. Except as provided herein, Participant shall have all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period.

                  (d) Termination. Subject to the provisions of this Agreement and Section 7 of the Plan, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by Participant, and Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock, plus simple interest at 8% per year.

         4. Governing Plan. This Agreement hereby incorporates by reference the Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect Participant's rights under this Agreement and the Plan except as may be required by applicable law. Participant expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. Participant also hereby expressly acknowledges, represents and agrees as follows:

                  (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.


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                  (b) Agrees to accept as binding, conclusive and final all
decisions or interpretations of the Administrator upon any questions arising under the Plan.

                  (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the issuance of the [DEFERRED STOCK AND/OR RESTRICTED STOCK].

         5. Representations and Warranties. As a condition to the issuance of any portion of shares of [RESTRICTED STOCK/DEFERRED STOCK] the Company may require Participant receiving such shares to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Participant hereby represents to the Company that the shares issuable pursuant to this Agreement are being acquired only for investment and without any present intention to sell or distribute such securities.

         6. No Enlargement of Employee Rights. Nothing in this Agreement shall be construed to confer upon Participant(if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or to restrict in any way the right of the Company, a Subsidiary or Parent to terminate his/her employment. Participant acknowledges that in the absence of an express written employment agreement to the contrary, Participant's employment with the Company may be terminated by the Company at any time, with or without cause.

         7. Execution and Delivery. Participant acknowledges that Participant shall have no rights with respect to any Award granted by the Company unless and until Participant executes an Award Agreement and delivers it to the Company within sixty days of such award (or such other period as the Participant may specify after the Award Date).

         8. Withholding of Taxes. Participant authorizes the Company to withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of Deferred Stock and/or Restricted Stock Award.

         9. Laws Applicable to Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

         10. Agreement Binding on Successors. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Participant.

         11. Costs of Litigation. In any action at law or in equity to enforce any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any

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such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

         12. Necessary Acts. The Participant agrees to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

         13. Counterparts. For convenience this Agreement may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

         14. Invalid Provisions. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By Participant's execution of this Agreement, Participant agrees to the terms and conditions hereof and of the Plan.

SKECHERS U.S.A., INC.                                    PARTICIPANT

By:      _________________________                       _______________________
         Name:                                           (Signature)
         Title:
                                                         _______________________
                                                         (Print Name)

                                                         _______________________
                                                         (Address)

                                                         _______________________
                                                         (City, State, Zip Code)

                                                         _______________________
                                                         (Social Security)



         By his or her signature below, the spouse of the Participant, of such Participant be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                                                     ___________________________
                                                     Spouse
                                                     Dated:____________________

                  By his or her signature below the Participant represents that he or she is not legally married as of the date of execution of this Agreement.


                                                     ___________________________
                                                     Participant
                                                     Dated:____________________






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                                    EXHIBIT A


                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer unto:


       PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________

________________________________________________________________________________

_______________________________________) Shares of the _________________________

Stock of the ______________________________________________________ Corporation

standing in ___________________________ name(s) on the books of said Corporation represented by certificate(s) No. _____________________________________________

herewith and do hereby irrevocably constitute and appoint ______________________

______________________________________________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitute.

Dated _____________________               ___________________________________

                                          ___________________________________

THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE.

         THE SIGNATURE(S) OF THE ASSIGNOR(S) MUST BE GUARANTEED HEREON.